Exhibit 10.1

SECOND AMENDMENT

to the LowCal Agreements (as defined herein)

THIS SECOND AMENDMENT TO THE LOWCAL AGREEMENTS (this “Second Amendment”), effective as of November 6, 2013, is by and among Eos Global Petro, Inc. (“Eos”), Eos Petro, Inc. (“Parent”), LowCal Industries, LLC (“LowCal”) Sail Property Management Group LLC (“Sail”) and LowCo [EOS/Petro], LLC (“LowCo, and collectively referred to with Eos, Parent, LowCal and Sail as the “Parties”).

WHEREAS, the Parties have previously entered into the following agreements (collectively referred to herein as the “LowCal Agreements”):

1.	First Amendment to the LowCal Agreements, dated April 23, 2013, between the Parties;

2.	First Amended and Restated Loan Agreement and Secured Promissory Note, dated April 23, 2013, between Eos and LowCal (the “Note”)

3.	Amended and Restated Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, dated April 23, 2013, between Eos and LowCal (the “Original Mortgage”);

4.	Guaranty, dated February 8, 201,3 between Parent and LowCal (the “Guaranty”);

5.	Lock-Up/Leak-Out Agreement, dated February 8, 2013, between Parent and LowCal (the “Lock-Up/Leak-Out”);

6.	Series B Convertible Preferred Stock Purchase Agreement, dated February 8, 2013, between Parent and LowCal (the “First Stock Purchase Agreement”);

7.	Series B Convertible Preferred Stock Purchase Agreement, dated April 23, 2013, between Parent and LowCal (the “Second Stock Purchase Agreement”); and

8.	Compliance/Oversight Agreement, dated February 8, 2013, between Eos and Sail (the “Oversight Agreement”).

WHEREAS, the Parties now desire to amend certain provisions of the LowCal Agreements.

NOW, THEREFORE, in consideration of covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree to amend the LowCal Agreements as follows:

1.                  Amendment and Restatement of Original Note. The Note is hereby amended and restated in its entirety as set forth in Exhibit A (the “Second Amended Note”), and the Note is voided and replaced in its entirety by the Second Amended Note and shall have no further effect.

2.                  Stock Conversion Options. Parent hereby agrees that it will issue additional restricted shares of its common stock if and when LowCal, or the relevant Holder of the Second Amended Note at such time, elects to convert any part of the principal or the accrued but unpaid interest on the Second Amended Note into shares of Parent’s stock pursuant to the conditions set forth in the Second Amended Note (the “Stock Conversion Options”).

3.                  Sale of Additional Parent Shares. Parent hereby agrees to sell to LowCo up to an additional 1,000,000 restricted shares of Parent’s common stock at par value pursuant to an additional stock purchase agreement in substantially the form attached hereto as Exhibit B (the “Third Stock Purchase Agreement”).

4.                  New Lock-Up/Leak-Out. The Lock-Up/Leak-Out expired in August 2013. Parent has conditioned its sale of the shares in the Third Stock Purchase Agreement upon LowCal’s execution of the additional Lock-Up/Leak-Out Agreement in substantially the form attached hereto as Exhibit C (the “Second Lock-Up/Leak-Out”) on or prior to the date of this Second Amendment. LowCal and LowCo hereby agree and acknowledge that, pursuant to the terms of the Second Lock-Up/Leak Out, all shares of common stock of Parent issued or issuable of to LowCal and LowCo at any time are subject to the restrictions on trading set forth in the Second Lock-Up/Leak-Out.

5.                  Acknowledgement of Mortgage and Guaranty. The Parties agree and acknowledge that the Amended Mortgage and Guaranty cover the entire amount of the Obligation as set forth in the Second Amended Note.

6.                  Parent Acknowledgement of LowCal Priority Rights. Parent hereby specifically agrees and acknowledges that, as is further set forth in Sections 6.5, 6.6 and 6.7 of the Second Amended Note, Parent, Eos and all other subsidiaries of Parent and Eos have an affirmative obligation to repay the Second Amended Note from any proceeds it, Eos or any subsidiary of Parent or Eos the “Buccaneer Reimbursement Rights,” “GEM Equity Line of Credit” and “Financing Funds,” as such terms are defined in the Second Amended Note.

7.                  Additional Parent Representations and Warranties. As of the date of this Second Amendment and as of the “Closing Date,” as defined in the Second Amended Note, Parent hereby represents and warrants to LowCal, Sail and LowCo the following:

(a) Until such time as the Second Amended Note has been repaid in full, Parent will use commercially reasonable efforts in good faith to obtain and preserve all reasonably and customary and/or required certificates, approvals, permits and/or agreements with all applicable regulatory or governmental agencies, and their rules, regulations and requirements, necessary to operate as contemplated in the Amended and Restated Cook Inlet Participation Agreement entered into and made effective as of August 21, 2013, as amended on October 17, 2013, by and between Buccaneer Alaska, LLC, Buccaneer Alaska Operations, LLC and Parent (the “Participation Agreement”).

(b) Until such time as the Second Amended Note has been repaid in full, Parent will use commercially reasonable efforts in good faith to meet all requirements for a special credit or reimbursement pursuant to Alaska’s ACES Program for reimbursement of costs, as Parent anticipates becoming entitled at some time in the future to receive ACES Program proceeds in connection with certain of its activities under the Participation Agreement.

8.                  Acknowledgement of Good Standing. The Parties agree and acknowledge that any and all Events of Default (as defined in the LowCal Agreements) which may have occurred under the LowCal Agreements on or prior to the date hereof are hereby waived, and the Parties further acknowledge that the LowCal Agreements, as modified by this Second Amendment, are in good standing and full force and effect as of the date hereof.

9.                  Entire Agreement. The LowCal Agreements, as amended by this Second Amendment, embody the entire understanding among the Parties with respect to the subject matter thereof and hereof and can be changed only by an instrument in writing executed by all of the Parties.

10.              Conflict of Terms. In the event of a conflict or inconsistency between the terms of the LowCal Agreements and those of this Second Amendment, the terms of this Second Amendment shall control and govern the rights and obligations of the Parties.

11.              Other Agreements; Ratifications. Except to the extent amended hereby or inconsistent herewith, all of the terms, covenants, conditions and provisions of the LowCal Agreements shall remain in full force and effect, and the Parties hereby acknowledge and confirm that the same are in full force and effect.

12.              Execution. This Second Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Facsimile or other electronic signatures shall be accepted by the Parties as originals.

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IN WITNESS WHEREOF, the undersigned Parties hereby acknowledge that they have read, understand and consent to the modifications made to the LowCal Agreements by this Second Amendment.

EOS PETRO, INC. By: /s/ Nikolas Konstant Name: Nikolas Konstant Title: Chairman	LOWCAL INDUSTRIES, LLC By: /s/ Shlomo Lowy Name: Kinderlach Ltd Co Its: Managing Member

EOS GLOBAL PETRO, INC. By: /s/ Nikolas Konstant Name: Nikolas Konstant Title: Chairman	SAIL PROPERTY MANAGEMENT GROUP, LLC By: /s/ Shlomo Lowy Name: Shlomo Lowy Title: Managing Member LOWCO [EOS/PETRO], LLC By: /s/ Shlomo Lowy Name: LowCo LLC Its: Managing Member

EXHIBIT A

[Second Amended Note – see Exhibit 10.2 to the Current Report on Form 8-K, filed with the SEC on November 13, 2013]

EXHIBIT B

[First Stock Purchase Agreement – see Exhibit 10.3 to the Current Report on Form 8-K, filed with the SEC on November 13, 2013]

Exhibit C

[Second Lock-Up/Leak-Out – see Exhibit 10.4 to the Current Report on Form 8-K, filed with the SEC on November 13, 2013]